Fees Summary	Oct. 24, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 219,900,000
Previously Paid Amount	0
Total Fee Amount	33,666.69
Total Offset Amount	12,337.26
Net Fee	$ 21,329.43